UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 26, 2023

Lucid Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39408	85-0891392
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7373 Gateway Boulevard Newark, CA		94560
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (510) 648-3553
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	LCID	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 – Changes in Registrant’s Certifying Accountant

On May 26, 2023, following the conclusion of a process managed by the Audit Committee of the Board of Directors (the “Board”) of Lucid Group, Inc. (the “Company”) and effective June 17, 2023, the Audit Committee approved the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm beginning with the year ending December 31, 2023, subject to the completion of KPMG’s customary client acceptance procedures and the execution of an engagement letter.

During the Company’s years ending December 31, 2022 and 2021 and through May 26, 2023, neither the Company, nor anyone on its behalf, consulted KPMG regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) or “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

In connection with the appointment of KPMG, on May 26, 2023, the Audit Committee dismissed Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm effective immediately upon the effectiveness of the appointment of KPMG.

Grant Thornton has served as the Company’s independent registered public accounting firm since the close of the merger with Churchill Capital Corp IV on July 23, 2021, and as the independent registered public accounting firm of the Company’s predecessor, Atieva, Inc., since October 13, 2020.

During the years ended December 31, 2022 and 2021 and the subsequent interim period through May 26, 2023, there were no: (1) disagreements with Grant Thornton within the meaning of Item 304(a)(1)(iv) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended, or Regulation S-K, and the related instructions thereto, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events under Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto.

The audit reports of Grant Thornton on the Company’s consolidated financial statements as of and for the years ended December 31, 2022 and 2021 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The Company has provided Grant Thornton with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”). The Company requested Grant Thornton to furnish the Company with a letter addressed to the SEC stating whether or not Grant Thornton agrees with the above statements, as required by Item 304(a)(3) of Regulation S-K. A copy of Grant Thornton’s letter is filed as Exhibit 16.1.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
16.1	Letter from Grant Thornton LLP to the Securities and Exchange Commission Dated May 31, 2023
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 31, 2023

Lucid Group, Inc.

	By:	/s/ Sherry House
Sherry House
Chief Financial Officer